EXHIBIT 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, William P. Kelly, Executive Vice President and Chief Financial Officer of BK Technologies Corporation, certify that:

1.           I have reviewed this Amendment No. 1 on Form 10-K/A to the annual report on Form 10-K for the fiscal year ended December 31, 2020 of BK Technologies Corporation; and

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:             April 26, 2021                                                                         /s/ William P. Kelly
                                                                                        William P. Kelly
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)